UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08039
Third Avenue Trust
(Exact name of registrant as specified in charter)
622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY	10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-443-1021
Date of fiscal year end: October 31, 2018
Date of reporting period: October 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Value Fund
Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund
ANNUAL REPORT
OCTOBER 31, 2018
To read the latest calendar quarter Portfolio Manager Commentary, please visit
www.thirdave.com

THIRD AVENUE FUNDS
Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.
Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443- 1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.
Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.

Table of Contents

Third Avenue Value Fund	Page 2
Third Avenue Small-Cap Value Fund	Page 15
Third Avenue Real Estate Value Fund	Page 28
Statement of Assets and Liabilities	Page 42
Statement of Operations	Page 43
Statement of Changes in Net Assets	Page 45
Financial Highlights	Page 47
Notes to Financial Statements	Page 56
Report of Independent Registered Public Accounting Firm	Page 91
Annual Renewal of Investment Advisory Agreements	Page 92
Management of the Trust	Page 95
Schedule of Shareholder Expenses	Page 98
Federal Tax Status of Dividends and Distributions	Page 100

Third Avenue Trust
Third Avenue Value Fund Portfolio Management Discussion October 31, 2018 (Unaudited)

		Average Annual Returns for the periods ended October 31, 2018
	One Year ended 10/31/18	Three Year	Five Year	Ten Year	Since Inception Investor Class‡	Since Inception Z Class *
Third Avenue Value Fund Investor Class†	(10.06%)	2.61%	2.02%	N/A	4.42%	N/A
Third Avenue Value Fund Institutional Class^	(9.83%)	2.87%	2.28%	7.35%	N/A	N/A
Third Avenue Value Fund Z Class#	N/A	N/A	N/A	N/A	N/A	(12.00%)
MSCI World Index	1.71%	8.52%	7.40%	10.65%	9.20%	(2.81%)

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on November 1, 1990.
#	Z Class commenced investment operations on March 1, 2018.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.
*	The date used to calculate the Since Inception performance for the index is the inception date of the Z Class.

For the fiscal year ended October 31, 2018, the Third Avenue Value Fund (the “Fund”) generated -10.06% and -9.83% returns for the Investor and Institutional share classes, respectively, underperforming the MSCI World Index which returned 1.71% over the same period. From the commencement of investment operations March 1, 2018 through October 31, 2018, the Fund’s Z share class generated a -12.00% return, underperforming the MSCI World Index which returned -2.81% over the same period.

Top contributors in the Fund during the 2018 fiscal year were the common stocks of Warrior Met Coal, Inc. (“Warrior”) and Tejon Ranch Co. (“Tejon Ranch”). Tejon Ranch is a diversified California-based real estate development and agribusiness company. We believe Tejon Ranch is uniquely positioned, as it owns the largest continuous piece of private land in California with a strategic vision of how to unlock asset value to drive profitable growth. Warrior operates two large, high-quality metallurgical (steel-making) coal mines located in Alabama. The company reemerged in public markets in 2017, having been formed from the bankruptcy estate of Walter Energy. We believe that process endowed Warrior with a terrific cost structure, as it has no debt and roughly USD 2 billion of tax loss carry forwards that will prevent it from paying any material income taxes for some time. Add to this equation that the company is growing its production meaningfully and that it would make an attractive acquisition for a number of larger mining companies, and we believe the net of all of it appears to present a high probability of a good outcome with fairly limited downside.

Third Avenue Trust
Third Avenue Value Fund Portfolio Management Discussion (continued) October 31, 2018 (Unaudited)

The top two detractors in the Fund during the fiscal year were Interfor Corporation (“Interfor”) and Brilliance China Automotive Holdings Ltd. (“Brilliance”). The Fund’s exposure to the U.S. single-family housing industry provided the largest source of negative performance. Investments in lumber producer Interfor Corp., homebuilder Lennar Corp., and timberland owner Weyerhaeuser Company were all among the Fund’s largest detractors. A combination of rising interest rates and, to a lesser degree, economic uncertainty has, for the moment, slowed the growth of construction and sales of new single-family houses in the U.S. While higher interest rates increase the cost of mortgages for homebuyers, interest rates and, by extension mortgage pricing, remain low by any historical measurement. Affordability of new homes also remains in very reasonable territory. We are also of the view that very low unemployment, generally strong macroeconomic conditions, normal population growth and natural household formation should continue to push single-family housing starts along their march towards normalized levels, which, at the moment, we are well below. Further, we believe the companies we own are likely to do extremely well under normalized conditions and remain exceptionally inexpensive, particularly after recent declines.
Brilliance is a Chinese auto manufacturing business. In 2003, the company formed a joint venture with BMW to manufacture passenger vehicles in China. The BMW/Brilliance joint venture has been an enormous success for all involved. Today the BMW joint venture represents more than 100% of Brilliance’s profit. The joint venture is also, owing to its very high levels of profit, sitting on considerable net cash position and growing profits at a prodigious rate. However, during 2018, Brilliance agreed to a 2022 purchase by BMW of an additional stake in the BMW/Brilliance joint venture giving BMW majority control. Those developments were not well received by equity market participants as it relates to the purchase price of the additional joint venture interest and the implications for the valuation of Brilliance’s minority interest in the joint venture going forward.

We believe that at this point we have repositioned the bulk of the Fund into investments in companies with embedded resources that offer numerous means by which our management teams can create considerable value for shareholders that is incremental to value created from improving operations over time. Many of those same features tend to encourage takeovers of the companies we own as well. Over time, we expect that the Fund should increasingly benefit from the resource conversion aspect of our approach.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2018, AND ARE SUBJECT TO CHANGE.

Third Avenue Trust
Third Avenue Value Fund Portfolio Management Discussion (continued) October 31, 2018 (Unaudited)

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment objectives, policies and strategies and the periods selected. Foreside Fund Services, LLC, Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The MSCI World Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

Third Avenue Trust
Third Avenue Value Fund - Investor Class Comparison of a $10,000 Investment (Unaudited)

Performance Illustration
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INVESTOR CLASS (TVFVX)

AND THE MSCI WORLD INDEX

FROM DECEMBER 31, 2009 (COMMENCEMENT OF INVESTMENT OPERATIONS)
THROUGH OCTOBER 31, 2018
Average Annual Total Return
1 Year	3 Years	5 Years	Since Inception (12/31/09)
(10.06%)	2.61%	2.02%	4.42%

*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Value Fund - Investor Class Comparison of a $10,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Value Fund - Institutional Class Comparison of a $100,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INSTITUTIONAL CLASS (TAVFX)

AND THE MSCI WORLD INDEX

FOR THE TEN YEARS ENDED OCTOBER 31, 2018
Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
(9.83%)	2.87%	2.28%	7.35%

*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Value Fund - Institutional Class Comparison of a $100,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Value Fund - Z Class Comparison of a $50,000 Investment (Unaudited)

Performance Illustration
COMPARISON OF CHANGE IN VALUE OF A $50,000 INVESTMENT IN THIRD AVENUE VALUE FUND – Z CLASS (TAVZX)

AND THE MSCI WORLD INDEX
FOR THE PERIOD FROM MARCH 1, 2018 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH OCTOBER 31, 2018

Total Return
Since Inception (3/1/18)
(12.00%)
*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Value Fund - Z Class Comparison of a $50,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Value Fund Industry Diversification (Unaudited)

The summary of the Fund’s investments as of October 31, 2018 is as follows:

Third Avenue Trust
Third Avenue Value Fund Portfolio of Investments at October 31, 2018

Shares	Security†	Value (Note 1)
Common Stocks - 95.82%
	Asset Management - 7.34%
518,848	Bank of New York Mellon Corp. (The)	$24,557,076
1,056,231	Brookfield Asset Management, Inc., Class A (Canada)	43,041,413
		67,598,489
	Automotive - 6.51%
503,016	Bayerische Motoren Werke AG (Germany)	43,314,873
281,200	Daimler AG (Germany)	16,657,242
		59,972,115
	Banks & Asset Managers - 6.07%
431,720	Comerica, Inc.	35,211,083
2,114,619	Deutsche Bank AG (Germany)	20,667,614
		55,878,697
	Building Products - 5.36%
2,569,807	Buzzi Unicem SpA (Italy)	49,345,685
	Chemicals - 0.95%
162,090	DowDuPont, Inc.	8,739,893
	Diversified Holding Companies - 10.30%
5,000,859	CK Hutchison Holdings, Ltd. (Cayman Islands)	50,369,272
618,354	Investor AB, Class B (Sweden)	26,791,031
3,309,567	Wheelock & Co., Ltd. (Hong Kong)	17,693,013
		94,853,316
	Engineering & Construction - 4.22%
1,352,553	Boskalis Westminster (Netherlands)	38,889,503
	Forest Products & Paper - 7.96%
4,187,375	Interfor Corp. (Canada) (a)(b)	46,312,568
1,013,923	Weyerhaeuser Co., REIT	27,000,769
		73,313,337
	Insurance & Reinsurance - 2.57%
26,727	White Mountains Insurance Group, Ltd. (Bermuda)	23,698,029
	Metals & Mining - 13.42%
954,716	Antofagasta PLC (United Kingdom)	9,556,735
17,288,567	Capstone Mining Corp. (Canada) (b)	6,435,032
11,203,212	Lundin Mining Corp. (Canada)	46,040,014
2,196,713	Warrior Met Coal, Inc.	61,507,964
		123,539,745

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Value Fund Portfolio of Investments (continued) at October 31, 2018

Shares	Security†	Value (Note 1)
Common Stocks (continued)
	Non-U.S. Real Estate Operating Companies - 3.08%
4,353,170	CK Asset Holdings, Ltd. (Cayman Islands)	$28,329,336
	Oil & Gas Production & Services - 15.25%
6,073,137	Borr Drilling Ltd. (Bermuda) (b)	23,538,330
873,012	Ocean Rig UDW, Inc., Class A (Cayman Islands) (b)	26,443,534
4,240,835	Petroleum Geo-Services ASA (Norway) (b)	13,180,842
752,303	Subsea 7, S.A. (Luxembourg)	9,442,364
1,497,179	Tidewater, Inc. (a)(b)	40,199,256
471,560	Total S.A. (France)	27,668,835
		140,473,161
	Transportation Infrastructure - 5.74%
812,567	Hawaiian Holdings, Inc.	28,122,944
100,644,527	Hutchison Port Holdings Trust (Singapore)	24,757,547
		52,880,491
	U.S. Homebuilder - 5.09%
589,518	Lennar Corp., Class A	25,337,483
600,532	Lennar Corp., Class B	21,481,030
		46,818,513
	U.S. Real Estate Operating Companies - 1.96%
2,375,753	Five Point Holdings, LLC, Class A (b)	18,055,723
	Total Common Stocks
	(Cost $845,060,887)	882,386,033
Preferred Stocks - 0.00%*
	Consumer Products - 0.00%*
12,839,145	Home Products International, Inc., Series A, Convertible, 8.000% Cash or Payment-in-kind (a)(c)(d)(e)(f)	1
	Total Preferred Stocks
	(Cost $0)	1
	Total Investment Portfolio - 95.82%
	(Cost $845,060,887)	882,386,034
	Other Assets less Liabilities - 4.18%	38,514,606
	NET ASSETS - 100.00%	$920,900,640

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Value Fund Portfolio of Investments (continued) at October 31, 2018

Notes:
(a)	Affiliated issuers - An affiliated person as defined in the Investment Company Act of 1940, includes, among other things, ownership of 5% or more of the outstanding voting securities of such person.
(b)	Non-income producing security.
(c)	Fair-valued security.
(d)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(e)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Cost	Market Value Per Unit
12,839,145	Home Products International, Inc., Series A, Convertible Preferred Stock, 8.000% Cash or Payment-in-kind	3/16/17-10/2/17	$-	$0.00[1]

1)	Amount less than $0.01.

At October 31, 2018, the restricted security had a total market value of $1 or less than 0.01% of net assets.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	U.S. issuer unless otherwise noted.
*	Amount less than 0.01%.
REIT: Real Estate Investment Trust.

Country Concentration	% of Net Assets
United States	31.51%
Canada	15.40
Cayman Islands	11.42
Germany	8.76
Italy	5.36
Bermuda	5.13
Netherlands	4.22
France	3.00
Sweden	2.91
Singapore	2.69
Hong Kong	1.92
Norway	1.43
United Kingdom	1.04
Luxembourg	1.03
Total	95.82%

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Small-Cap Value Fund Portfolio Management Discussion October 31, 2018 (Unaudited)

		Average Annual Returns for the periods ended October 31, 2018
	One Year Ended 10/31/18	Three Year	Five Year	Ten Year	Since Inception Investor Class‡	Since Inception Z Class*
Third Avenue Small-Cap Value Fund Investor Class†	(2.23%)	8.44%	6.06%	N/A	9.13%	N/A
Third Avenue Small-Cap Value Fund Institutional Class^	(1.96%)	8.73%	6.33%	9.93%	N/A	N/A
Third Avenue Small-Cap Value Fund Z Class#	N/A	N/A	N/A	N/A	N/A	(1.02%)
Russell 2000 Value Index**	(0.59%)	10.52%	7.18%	10.95%	10.91%	1.43%
Russell 2000 Index**	1.85%	10.68%	8.01%	12.44%	12.00%	0.77%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on April 1, 1997.
#	Z Class commenced investment operations on March 1, 2018.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.
*	The date used to calculate the Since Inception performance for the index is the inception date of the Z Class.
**
Effective March 1, 2018, the Fund changed its primary benchmark from the Russell 2000 Index to the Russell 2000 Value Index. The Adviser believes that the Russell 2000 Value Index provides a more appropriate comparison of the Fund’s performance than the Russell 2000 Index because the Russell 2000 Value Index refers to a composite of small cap U.S. companies that also exhibit a value probability, whereas the Russell 2000 Index represents a broader group of the 2000 smallest U.S. companies that may exhibit growth or value probability.

The Third Avenue Small-Cap Value Fund (the “Fund”) generated returns of -2.23% and -1.96% for the Investor and Institutional share classes over the last fiscal year, respectively. The Fund’s benchmark, the Russell 2000 Value Index, returned -0.59% over the same period. From the commencement of investment operations March 1, 2018 through October 31, 2018, the Fund’s Z share class generated a -1.02% return, underperforming the Russell 2000 Value Index which returned 1.43% over the same period.

Fund Management has maintained a commitment to shareholders to position the portfolio within the context of the deep-value roots instilled by Third Avenue’s late founder, Marty Whitman. As such, the Fund finds itself more concentrated among companies that trade at substantial discounts to what Fund Management deems to be their intrinsic net asset value. We remain committed to uncovering investment opportunities that have healthy balance sheets but are often misunderstood by the market.

Third Avenue Trust
Third Avenue Small-Cap Value Fund Portfolio Management Discussion (continued) October 31, 2018 (Unaudited)

The top performers in the Fund during the fiscal year were FTI Consulting, Inc. (“FTI”) and ATN International, Inc. (“ANTI”). FTI is a business advisory company based in Washington D.C. specializing in the fields of corporate finance and restructuring, economic consulting, forensic and litigation consulting, strategic communications and technology. ATNI is an international holding company with investments currently spanning the telecommunications and renewable energy industries, providing wireless and wireline access and solar power to under-built markets. The company owns hard infrastructure assets across the U.S., the Caribbean, India and South America. ATNI had a spectacular third quarter 2018, rising over 40%. We believe the company has done an outstanding job rebuilding its asset base while also investing for the future. We are happy shareowners and are confident management will wisely redeploy the sales proceeds.

The largest detractors from performance over the fiscal year were Five Point Holdings LLC (“Five Point”) and Interfor Corporation (“Interfor”). Five Point is a well-capitalized owner and developer of mixed-use planned communities in coastal California. There were delays at one of its San Francisco developments due to questions about the remediation efforts at the site. Additionally, Five Point reached its one-year anniversary since the IPO in May, which means the lock-up period ended for original investors. Given the value of the assets and the strong financial position, we think it is still a compelling opportunity. Interfor is North America’s fourth largest lumber producer by volume. While it is a Canadian company headquartered in British Columbia, it spent a considerable amount of capital over several years during the downturn consolidating lumber mills in the Southern U.S. at attractive prices. Today the company derives two thirds of its production volumes from the United States. Fears of higher interest rates dominated the narrative surrounding the residential sector. Although some of the reported data was sluggish, Fund Management feels it is a pause rather than a precursor for dramatic declines, particularly given the supply/demand trends within certain areas of the U.S.

We remain excited about the potential for our portfolio, especially about the outlook for our top holdings.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2018, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities may be less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Trust
Third Avenue Small-Cap Value Fund Portfolio Management Discussion (continued) October 31, 2018 (Unaudited)

Third Avenue Small-Cap Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment objectives, policies and strategies and the periods selected. Foreside Fund Services, LLC, Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of small companies. The Russell 2000 Value Index and the Russell 2000 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

Third Avenue Trust
Third Avenue Small-Cap Value Fund - Investor Class Comparison of a $10,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INVESTOR

CLASS (TVSVX), THE RUSSELL 2000 VALUE INDEX AND THE RUSSELL 2000 INDEX

FROM DECEMBER 31, 2009 (COMMENCEMENT OF INVESTMENT OPERATIONS)
THROUGH OCTOBER 31, 2018

Average Annual Total Return
1 Year	3 Years	5 Years	Since Inception (12/31/09)
(2.23%)	8.44%	6.06%	9.13%

*	Assumes reinvestment of all distributions.
†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Small-Cap Value Fund - Investor Class Comparison of a $10,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Small-Cap Value Fund - Institutional Class Comparison of a $100,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INSTITUTIONAL

CLASS (TASCX), THE RUSSELL 2000 VALUE INDEX AND THE RUSSELL 2000 INDEX

FOR THE TEN YEARS ENDED OCTOBER 31, 2018

Average Annual Total Return
1 Year	3 Years	5 Years	10 Years
(1.96%)	8.73%	6.33%	9.93%

*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Small-Cap Value Fund - Z Class Comparison of a $50,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $50,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – Z CLASS (TASZX),

THE RUSSELL 2000 VALUE INDEX AND THE RUSSELL 2000 INDEX

FOR THE PERIOD FROM MARCH 1, 2018 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH OCTOBER 31, 2018

Total Return
Since Inception (3/1/18)
(1.02%)

*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Small-Cap Value Fund - Z Class Comparison of a $50,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Small-Cap Value Fund Industry Diversification (Unaudited)

The summary of the Fund’s investments as of October 31, 2018 is as follows:

Third Avenue Trust
Third Avenue Small-Cap Value Fund Portfolio of Investments at October 31, 2018

Shares	Security†	Value (Note 1)
Common Stocks - 99.38%
	Auto Parts and Services - 4.66%
43,600	Dorman Products, Inc. (a)	$3,444,836
46,947	Standard Motor Products, Inc.	2,540,302
65,869	Visteon Corp. (a)	5,206,286
		11,191,424
	Bank & Thrifts - 20.53%
403,417	Carter Bank & Trust (a)	6,999,285
108,051	Commerce Bancshares, Inc.	6,872,044
60,800	Cullen/Frost Bankers, Inc.	5,953,536
451,996	Customers Bancorp, Inc. (a)	9,261,398
104,886	Prosperity Bancshares, Inc.	6,820,736
198,385	Southside Bancshares, Inc.	6,284,837
111,621	UMB Financial Corp.	7,127,001
		49,318,837
	Basic Materials: Chemicals - 1.80%
155,784	AdvanSix, Inc. (a)	4,321,448
	Business Services - 4.37%
166,523	SP Plus Corp. (a)	5,322,075
108,235	Viad Corp.	5,183,374
		10,505,449
	Conglomerates - 2.27%
1,411	Seaboard Corp.	5,453,515
	Consulting and Information Technology Services - 9.15%
133,912	FTI Consulting, Inc. (a)	9,254,658
162,066	Genpact Ltd. (Bermuda)	4,442,229
112,574	ICF International, Inc.	8,289,950
		21,986,837
	Consumer Staples - 2.10%
51,307	Sanderson Farms, Inc.	5,048,096
	Financials - 2.62%
2,927,582	Westaim Corp. (The) (Canada) (a)	6,293,484
	Forest Products & Paper - 2.08%
453,038	Interfor Corp. (Canada) (a)	5,010,622
	Healthcare - 1.17%
55,755	AMN Healthcare Services, Inc. (a)	2,822,318

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Small-Cap Value Fund Portfolio of Investments (continued) at October 31, 2018

Shares	Security†	Value (Note 1)
Common Stocks (continued)
	Home Building - 2.79%
564,113	TRI Pointe Group, Inc. (a)	$6,712,945
	Industrial Equipment - 1.67%
46,706	Alamo Group, Inc.	4,003,638
	Industrial Services - 18.18%
113,130	Comfort Systems USA, Inc.	6,050,192
132,204	Cubic Corp.	8,673,905
82,107	EMCOR Group, Inc.	5,827,955
298,952	MYR Group, Inc. (a)	9,982,007
131,444	Tetra Tech, Inc.	8,680,562
29,910	UniFirst Corp.	4,465,563
		43,680,184
	Insurance & Reinsurance - 6.44%
369,320	Aspen Insurance Holdings, Ltd. (Bermuda)	15,467,121
	Metals Manufacturing - 2.49%
62,678	Kaiser Aluminum Corp.	5,977,601
	Oil & Gas Production & Services - 6.63%
356,900	Seacor Marine Holdings, Inc. (a)	6,524,132
350,316	Tidewater, Inc. (a)	9,405,984
		15,930,116
	Real Estate - 0.72%
35,932	FRP Holdings, Inc. (a)	1,741,624
	Software and Services - 2.01%
137,646	CSG Systems International, Inc.	4,831,375
	Telecommunications - 4.05%
115,053	ATN International, Inc.	9,720,828
	U.S. Real Estate Operating Companies - 3.65%
140,451	Alico, Inc.	4,648,928

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Small-Cap Value Fund Portfolio of Investments (continued) at October 31, 2018

Shares	Security†	Value (Note 1)
Common Stocks (continued)
	U.S. Real Estate Operating Companies (continued)
541,173	Five Point Holdings, LLC, Class A (a)	$4,112,915
		8,761,843
	Total Common Stocks
	(Cost $182,007,042)	238,779,305
	Total Investment Portfolio - 99.38%
	(Cost $182,007,042)	238,779,305
	Other Assets less Liabilities - 0.62%	1,491,901
	NET ASSETS - 100.00%	$240,271,206

Notes:
(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

Country Concentration
% of Net Assets
United States	86.39%
Bermuda	8.29
Canada	4.70
Total	99.38%

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio Management Discussion October 31, 2018 (Unaudited)

		Average Annual Returns for the periods ended October 31, 2018
	One Year ended 10/31/18	Three Year	Five Year	Ten Year	Since Inception Investor Class‡	Since Inception Z Class*
Third Avenue Real Estate Value Fund Investor Class†	(11.50%)	1.42%	3.18%	N/A	7.53%	N/A
Third Avenue Real Estate Value Fund Institutional Class^	(11.25%)	1.69%	3.44%	9.84%	N/A	N/A
Third Avenue Real Estate Value Fund Z Class# FTSE EPRA/NAREIT	N/A	N/A	N/A	N/A	N/A	(12.77%)
Developed Index	1.23%	3.88%	4.96%	10.02%	8.19%	3.94%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on September 17, 1998.
#	Z Class commenced investment operations on March 1, 2018.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.
*	The date used to calculate the Since Inception performance for the index is the inception date of the Z Class.

During the fiscal year ended October 31, 2018, the Investor share class of the Third Avenue Real Estate Value Fund (the “Fund”) generated a loss of -11.50%, and the Institutional share class posted a loss of -11.25%. As a result, the Fund underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, which returned +1.23% over the same period. From the commencement of investment operations March 1, 2018 through October 31, 2018, the Fund’s Z share class generated a -12.77% return, underperforming the FTSE EPRA/NAREIT Developed Index which returned 3.94% over the same period.

Top contributors during the 2018 fiscal year were the common stocks of Westfield Corporation Ltd. (“Westfield”) and Acadia Realty Trust (“Acadia”). Westfield Corp., a long-time holding of the Fund that controls market-dominant malls in key U.S. & U.K. cities, announced that it had agreed to be acquired by Unibail-Rodamco, the largest European mall owner, in a cash-and-stock deal at a substantial premium to prevailing market prices. After the announcement, Fund Management scaled back its position to realize some of the appreciation in the stock price, and subsequently exited the position. Acadia is a U.S.-based Real Estate Investment Trust (“REIT”) that owns a high-quality portfolio of retail locations that are primarily concentrated in desirable U.S. sub-markets. In addition to its core portfolio, Acadia has also established a sizable funds management business where it co-invests capital with institutional partners in more opportunistic retail transactions such as developments, redevelopments, and in retail companies with significant real estate holdings (e.g., Shopko, Mervyn’s, Albertson’s, etc.). Over time, Acadia (which has been guided by CEO Ken Bernstein for the better part of 20 years) has generated outsized profits through its carefully crafted strategy of owning best-in-class retail locations and selectively investing in value-add retail deals.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio Management Discussion (continued) October 31, 2018 (Unaudited)

Recent performance has been impacted by the Fund’s exposure to companies with ties to: (i) the U.S. residential markets; (ii) the U.K. property markets; and (iii) Asia, in particular Hong Kong. In all three cases, Fund Management believes that the long-term prospects for these holdings remain promising and that recent performance has made the price-to-value proposition even more compelling for long-term holders.

The largest detractor to performance during the year was Five Point Holdings, LLC (“Five Point”). Five Point is a real estate operating company that is the largest developer of mixed-use communities in coastal California. With planning in place to build more than 40,000 residential homes and 20 million square feet of commercial space in some of the most supply-constrained markets in North America, Fund Management is not aware of another publicly traded property company with such a substantial opportunity for long-term value creation. The company’s common stock was under pressure during the fiscal year. Insofar as Fund Management can tell, there are currently three short-term issues confronting investors. One, certain legacy investors and participants in the company’s 2017 IPO are now eligible to sell the shares; at the same time, Five Point is still in the process of introducing disclosures including key performance indicators that are necessary to attract interest from generalist investors. Two, the “cash-burn” at the company (e.g., expenses exceeding revenues) appears elevated as two of the company’s projects (Newhall Ranch and The Shipyards) are not currently selling residential lots or commercial land. Three, the U.S. Navy is currently undertaking additional testing on certain parcels of the Hunter’s Point portion of the Shipyards development (those parcels were formerly owned by the Navy, which was responsible for remediating the land and returning it to the city of San Francisco for redevelopment in conjunction with the Base Realignment Act). As a result, the timeline for that portion of the project seems to have been pushed back (although the Candlestick portion has been accelerated). These issues are not likely to be resolved by year-end. However, when looking out to 2019, it is not inconceivable that Five Point will have vastly improved disclosures (in-line with industry peers), gained more clarity around the timing of the Shipyards project, as well as realize additional revenues (and price discovery) at Newhall Ranch with lots expected to be delivered in the latter part of the year.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2018, AND ARE SUBJECT TO CHANGE.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio Management Discussion (continued) October 31, 2018 (Unaudited)

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund’s investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Real Estate Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment objectives, policies and strategies and the periods selected. Foreside Fund Services, LLC, Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The FTSE EPRA/NAREIT Developed Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets. The FTSE EPRA/NAREIT Developed Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

Third Avenue Trust
Third Avenue Real Estate Value Fund - Investor Class Comparison of a $10,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INVESTOR CLASS (TVRVX)

AND THE FTSE EPRA/NAREIT DEVELOPED INDEX

FROM DECEMBER 31, 2009 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH OCTOBER 31, 2018

Average Annual Total Return
1 Year	3 Years	5 Years	Since Inception (12/31/09)
(11.50%)	1.42%	3.18%	7.53%

*	Assumes reinvestment of all distributions.
†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Real Estate Value Fund - Investor Class Comparison of a $10,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Real Estate Value Fund - Institutional Class Comparison of a $100,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INSTITUTIONAL

CLASS (TAREX) AND THE FTSE EPRA/NAREIT DEVELOPED INDEX

FOR THE TEN YEARS ENDED OCTOBER 31, 2018

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
(11.25%)	1.69%	3.44%	9.84%

*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Real Estate Value Fund - Institutional Class Comparison of a $100,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Real Estate Value Fund - Z Class Comparison of a $50,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $50,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – Z CLASS (TARZX),

AND THE FTSE EPRA/NAREIT DEVELOPED INDEX

FOR THE PERIOD FROM MARCH 1, 2018 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH OCTOBER 31, 2018

Total Return
Since Inception (3/1/18)
(12.77%)

*	Assumes reinvestment of all distributions.

†	Includes the use of derivatives.

Third Avenue Trust
Third Avenue Real Estate Value Fund - Z Class Comparison of a $50,000 Investment (continued) (Unaudited)

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Real Estate Value Fund Industry Diversification (Unaudited)

The summary of the Fund’s investments as of October 31, 2018 is as follows:

*	Amount represents less than 0.01% of net assets.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio of Investments at October 31, 2018

Principal Amount‡		Security†	Value (Note 1)

Term Loans - 0.47%
		Non-U.S. Real Estate Operating Companies - 0.00%
37,086	EUR	Concrete Investment II, L.P. S.A.R.L., Term Loan, Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/19 (Luxembourg)(a)(b)(c)(d)	$—
		Specialty Retail - 0.47%
8,000,000		Toys "R" Us Property Co. I, LLC, Term Loan B (USD 3 Month LIBOR + 5.000%), 7.302%, due 8/21/19 (c)	7,020,000

		Total Term Loans
		(Cost $7,115,395)	7,020,000
Shares

Common Stocks & Warrants - 94.13%
		Banks - 5.34%
896,250		PNC Financial Services Group, Inc., Warrants, expire 12/31/18 (e)	56,042,512
520,400		Zions Bancorporation, N.A.	24,484,820
			80,527,332
		Consulting/Management - 1.11%
501,745		Fidelity National Financial, Inc.	16,783,370
		Forest Products & Paper - 9.51%
2,184,576		Rayonier, Inc., REIT	65,974,195
2,906,815		Weyerhaeuser Co., REIT	77,408,484
			143,382,679
		Industrial Services - 1.75%
80,699		AMERCO	26,346,609
		Lodging & Hotels - 1.74%
4,344,635		Millennium & Copthorne Hotels PLC (United Kingdom)	26,318,831
		Non-U.S. Homebuilder - 3.41%
1,149,490		Berkeley Group Holdings PLC (United Kingdom)	51,374,507
		Non-U.S. Real Estate Consulting/Management - 0.91%
1,483,350		Savills PLC (United Kingdom)	13,728,645
		Non-U.S. Real Estate Investment Trusts - 7.63%
1,032,504		Derwent London PLC (United Kingdom)	38,609,147
4,792,082		Hammerson PLC (United Kingdom)	26,754,133
6,331,849		Segro PLC (United Kingdom)	49,640,911
			115,004,191

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio of Investments (continued) at October 31, 2018

Shares	Security†	Value (Note 1)

Common Stocks & Warrants (continued)
	Non-U.S. Real Estate Operating Companies - 30.76%
2,077,489	Brookfield Asset Management, Inc., Class A (Canada)	$84,657,677
11,046,585	Capital & Counties Properties PLC (United Kingdom)	35,245,758
14,532,097	CK Asset Holdings, Ltd. (Cayman Islands)	94,571,234
15,600,085	Henderson Land Development Co., Ltd. (Hong Kong)	72,760,058
22,277,452	Sino Land Co., Ltd. (Hong Kong)	34,997,981
4,653,533	St. Modwen Properties PLC (United Kingdom)	22,214,331
2,418,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	31,424,777
11,596,819	Wharf Holdings Ltd. (The) (Hong Kong)	28,989,733
11,049,464	Wheelock & Co., Ltd. (Hong Kong)	59,070,660
		463,932,209
	Retail-Building Products - 2.80%
442,930	Lowe’s Cos., Inc.	42,175,795
	U.S. Homebuilder - 6.11%
1,773,764	Lennar Corp., Class A	76,236,377
444,319	Lennar Corp., Class B	15,893,290
		92,129,667
	U.S. Real Estate Investment Trusts - 16.37%
1,686,478	Acadia Realty Trust	46,951,547
1,312,111	First Industrial Realty Trust, Inc.	40,281,808
579,039	JBG SMITH Properties	21,702,382
1,459,512	Macerich Co. (The)	75,340,009
269,300	Seritage Growth Properties, Class A	10,238,786
769,363	Vornado Realty Trust	52,378,233
		246,892,765
	U.S. Real Estate Operating Companies - 6.69%
7,285,223	Five Point Holdings, LLC, Class A (e)(f)	55,367,695
1,119,584	Tejon Ranch Co. (e)	21,272,096
4,556,286	Trinity Place Holdings, Inc. (e)(f)(g)	24,330,562
		100,970,353
	Total Common Stocks & Warrants
	(Cost $1,143,640,028)	1,419,566,953

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio of Investments (continued) at October 31, 2018

Security†	Value (Note 1)

Purchased Options - 0.00%*
Total Purchased Options (see below for details)	$69,382
(Cost $300,000)
Total Investment Portfolio - 94.60%
(Cost $1,151,055,423)	1,426,656,335
Other Assets less Liabilities - 5.40%	81,482,089
NET ASSETS - 100.00%	$1,508,138,424
Notes:
(a)	Fair-valued security.
(b)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(c)	Variable rate security. The rate disclosed is in effect as of October 31, 2018.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Affiliated issuers - An affiliated person as defined in the Investment Company Act of 1940, includes, among other things, ownership of 5% or more of the outstanding voting securities of such person.
(g)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Cost	Market Value Per Unit
4,556,286	Trinity Place Holdings, Inc.	10/2/13-3/31/17	$21,123,824	$5. 34

At October 31, 2018, the restricted security had a total market value of $24,330,562 or 1.61% of net assets.

‡	Denominated in U.S. Dollars unless otherwise noted.
†	U.S. issuer unless otherwise noted.
*	Amount represents less than 0.01% of net assets.
EUR: Euro.
LIBOR: London Interbank Offered Rate.
REIT: Real Estate Investment Trust.
USD: United States Dollar.

Country Concentration

% of Net Assets
United States	50.15%
United Kingdom	17.50
Hong Kong	15.07
Cayman Islands	6.27
Canada	5.61
Luxembourg*	0.00
Total	94.60%

*	Amount represents less than 0.01% of net assets.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Real Estate Value Fund Portfolio of Investments (continued) at October 31, 2018

Purchased Options

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. Currency, Call (Cost $300,000)	JPMorgan Chase Bank, N.A	300,000,000	$300,000,000	7.9925 HKD	08/07/19	$69,382
HKD: Hong Kong Dollar.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Statement of Assets and Liabilities at October 31, 2018

	Value Fund	Small-Cap Value Fund	Real Estate Value Fund
Assets:
Investments at value (Notes 1 & 4):
Unaffiliated issuers†	$795,874,209	$238,779,305	$1,346,888,696
Affiliated issuers‡	86,511,825	—	79,698,257
Cash	40,436,342	1,423,288	84,483,056
Dividends receivable	192,879	34,473	1,437,652
Foreign tax reclaims receivable	2,255,025	304,715	685,601
Receivable for securities sold	—	—	11,899,729
Receivable for fund shares sold	12,795	22,983	642,141
Purchased options at value*	—	—	69,382
Other Assets	97,464	44,124	180,674
Total assets	925,380,539	240,608,888	1,525,985,188
Liabilities:
Payable for securities purchased	1,675,856	—	13,620,683
Payable for fund shares redeemed	1,255,851	89,378	2,572,865
Payable to Adviser (Note 3)	687,938	130,905	1,201,809
Payable for shareholder servicing fees (Note 3)	94,683	25,054	183,454
Distribution fees payable (Note 5)	2,626	810	42,742
Payables to Trustees and officers	13,010	3,152	22,667
Accrued expenses	299,745	88,383	202,544
Taxes payable	450,190	—	—
Total liabilities	4,479,899	337,682	17,846,764
Net assets	$920,900,640	$240,271,206	$1,508,138,424

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Statement of Assets and Liabilities (continued) at October 31, 2018

	Value Fund	Small-Cap Value Fund	Real Estate Value Fund
Summary of net assets:
Capital stock, $0.001 par value	$877,065,209	$160,071,192	$1,106,768,089
Total distributable earnings	43,835,431	80,200,014	401,370,335
Net assets applicable to capital shares outstanding	$920,900,640	$240,271,206	$1,508,138,424
Investor Class
Net assets	$11,506,081	$3,684,485	$193,069,362
Outstanding shares of beneficial interest, unlimited number of shares authorized	263,033	183,862	6,736,270
Net asset value, offering and redemption price per share±	$43.74	$20.04	$28.66
Institutional Class
Net assets	$906,234,670	$236,136,353	$1,245,973,078
Outstanding shares of beneficial interest, unlimited number of shares authorized	20,686,122	11,612,098	43,142,476
Net asset value, offering and redemption price per share±	$43.81	$20.34	$28.88
Z Class
Net assets	$3,159,889	$450,368	$69,095,984
Outstanding shares of beneficial interest, unlimited number of shares authorized	72,073	22,135	2,391,156
Net asset value, offering and redemption price per share±	$43.84	$20.35	$28.90
† Cost of unaffiliated issuers	$745,468,679	$182,007,042	$1,018,494,919
‡ Cost of affiliated issuers	$99,592,208	$—	$132,260,504
* Cost of purchased options	$—	$—	$300,000
± Redemption price is gross of redemption fees (Note 6)

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Statement of Operations For the Year Ended October 31, 2018

	Value Fund	Small-Cap Value Fund	Real Estate Value Fund
Investment Income:
Dividends - unaffiliated issuers*	$25,284,198	$2,111,586	$30,660,416
Dividends - affiliated issuers (Note 4)	1,477,070	—	—
Interest - unaffiliated issuers	2,218,052	185,021	2,889,161
Interest - affiliated issuers (Note 4)	282,484	—	—
Other income	24,563	2,959	217,165
Total investment income	29,286,367	2,299,566	33,766,742
Expenses:
Investment advisory fees (Note 3)	10,078,227	2,499,088	16,864,942
Shareholder servicing fees (Note 3)	1,065,832	274,889	1,975,055
Transfer agent fees	576,244	263,402	355,599
Legal fees	324,600	47,000	324,001
Trustees’ and officers’ fees and expenses	274,138	68,718	455,559
Auditing and tax fees	155,312	96,864	115,158
Accounting fees	144,299	65,339	200,262
Custodian fees	101,910	8,343	172,975
Reports to shareholders	96,944	24,999	151,002
Registration and filing fees	86,698	47,181	77,131
Insurance	77,748	20,094	128,673
Administration fees (Note 3)	65,353	33,635	93,913
Distribution fees (Note 5)	33,962	10,786	598,106
Miscellaneous	56,249	14,353	83,598
Total expenses	13,137,516	3,474,691	21,595,974
Less: Fees waived (Note 3)	(208,952)	(267,788)	(25,228)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(18,901)	(3,043)	(25,974)
Net expenses	12,909,663	3,203,860	21,544,772
Net investment income/(loss)	16,376,704	(904,294)	12,221,970
Realized and unrealized gain/(loss) on investments, options, and foreign currency transactions:
Net realized gain on investments – unaffiliated issuers	165,677,290	25,188,242	119,199,596
Net realized loss on investments - affiliated issuers (Note 4)	(65,608,884)	—	—
Net realized gain on written options	1,258,689	—	574,271
Net realized loss on purchased options	(1,778,492)	—	(720,616)
Net realized loss on foreign currency transactions	(164,710)	(1,863)	(60,889)
Net change in unrealized appreciation/(depreciation) on investments - unaffiliated issuers	(266,778,113)	(27,342,712)	(278,418,625)
Net change in unrealized appreciation/(depreciation) on investments -affiliated issuers (Note 4)	50,543,662	—	(44,248,276)
Net change in unrealized appreciation on purchased options	—	—	170,632

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Statement of Operations (continued) For the Year Ended October 31, 2018

	Value Fund	Small-Cap Value Fund	Real Estate Value Fund
Net change in unrealized depreciation on translation of other assets and liabilities denominated in foreign currency	$(98,237)	$(5,893)	$(41,227)
Net loss on investments, options, and foreign currency transactions	(116,948,795)	(2,162,226)	(203,545,134)
Net decrease in net assets resulting from operations	$(100,572,091)	$(3,066,520)	$(191,323,164)
* Net of foreign withholding taxes of	$600,389	$—	$1,054,621

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Statement of Changes in Net Assets

	Value Fund		Small-Cap Value Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$16,376,704	$2,726,305	$(904,294)	$(1,706,354)
Net realized gain	99,383,893	56,823,940	25,186,379	37,910,643
Net change in unrealized appreciation/(depreciation)	(216,332,688)	139,257,917	(27,348,605)	25,666,208
Net increase/(decrease) in net assets resulting from operations	(100,572,091)	198,808,162	(3,066,520)	61,870,497
Dividends and Distributions to Shareholders:*
Net investment income and net realized gains:
Investor Class	(1,587,321)	(1,073,278)	(531,795)	(432,910)
Institutional Class	(152,914,780)	(90,831,205)	(34,224,758)	(26,615,852)
Z Class	(162)	—	—	—
Decrease in net assets from dividends and distributions	(154,502,263)	(91,904,483)	(34,756,553)	(27,048,762)
Capital Share Transactions:
Proceeds from sale of shares	29,467,801	22,590,057	6,300,408	6,636,283
Net asset value of shares issued in reinvestment of dividends and distributions	148,638,049	88,658,512	33,792,639	26,461,605
Redemption fees	2,773	5,237	1,641	1,921
Cost of shares redeemed	(271,776,543)	(230,652,894)	(58,123,699)	(69,109,275)
Net asset value of shares issued in reorganization (Note 10)	125,474,722	—	—	—
Net increase/(decrease) in net assets resulting from capital share transactions	31,806,802	(119,399,088)	(18,029,011)	(36,009,466)
Net decrease in net assets	(223,267,552)	(12,495,409)	(55,852,084)	(1,187,731)
Net assets at beginning of year	1,144,168,192	1,156,663,601	296,123,290	297,311,021
Net assets at end of year	$920,900,640	$1,144,168,192	$240,271,206	$296,123,290

*
Effective October 31, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 1 for details on the distribution classification for the year ended October 31, 2017.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Statement of Changes in Net Assets (continued)

	Real Estate Value Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Operations:
Net investment income	$12,221,970	$14,320,665
Net realized gain	118,992,362	109,575,741
Net change in unrealized appreciation/(depreciation)	(322,537,496)	183,153,378
Net increase/(decrease) in net assets resulting from operations	(191,323,164)	307,049,784
Dividends and Distributions to Shareholders:*
Net investment income and net realized gains:
Investor Class	(14,333,176)	(3,465,682)
Institutional Class	(103,260,071)	(27,039,272)
Decrease in net assets from dividends and distributions	(117,593,247)	(30,504,954)
Capital Share Transactions:
Proceeds from sale of shares	392,440,551	292,867,062
Net asset value of shares issued in reinvestment of dividends and distributions	111,488,847	28,821,858
Redemption fees	42,703	28,310
Cost of shares redeemed	(632,510,652)	(493,057,650)
Net decrease in net assets resulting from capital share transactions	(128,538,551)	(171,340,420)
Net increase/(decrease) in net assets	(437,454,962)	105,204,410
Net assets at beginning of year	1,945,593,386	1,840,388,976
Net assets at end of year	$1,508,138,424	$1,945,593,386

*
Effective October 31, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 1 for details on the distribution classification for the year ended October 31, 2017.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Value Fund
	Years Ended October 31,
	2018	2017	2016	2015	2014

Investor Class:
Net asset value, beginning of period	$55.94	$51.12	$54.22	$59.54	$57.73
Income/(loss) from investment operations:
Net investment income/(loss)@	0.65±	(0.01)	0.41 ‡	0.29	1.39 **
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(5.33)	8.83	0.38	(2.46)	2.22
Total from investment operations	(4.68)	8.82	0.79	(2.17)	3.61
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.45)	(0.30)	(0.61)	(2.09)	(1.80)
Distributions from net realized gain	(6.07)	(3.70)	(3.28)	(1.06)	—
Total dividends and distributions	(7.52)	(4.00)	(3.89)	(3.15)	(1.80)
Net asset value, end of period	$43.74	$55.94	$51.12	$54.22	$59.54
Total return[2]	(10.06%)	18.05%	1.74%	(3.90%)	6.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,506	$12,680	$14,415	$28,963	$33,936
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.45%	1.38%	1.40%	1.34%	1.33%
After fee waivers/expense offset arrangement[3]	1.40%#	1.38%	1.39%	1.34%	1.32%
Ratio of net investment income/(loss) to average net assets	1.27%±	(0.02%)	0.83%‡	0.52%	2.36%**
Portfolio turnover rate	72%	18%	17%	24%	31%

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

@	Calculated based on the average number of shares outstanding during the period.
±
Investment income per share reflects special dividends received during the period which amounted to $0.46 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.37%.

‡
Investment income per share reflects a special dividend received during the period which amounted to $0.19 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.43%.

**
Investment income per share reflects special dividends received during the period which amounted to $0.41 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.67%.

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights (continued) Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Value Fund
	Years Ended October 31,
	2018	2017	2016	2015	2014
Institutional Class:
Net asset value, beginning of period	$56.05	$51.22	$54.35	$59.69	$57.86
Income/(loss) from investment operations:
Net investment income@	0.75±	0.13	0.57 ‡	0.43	1.53 **
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(5.31)	8.85	0.35	(2.46)	2.23
Total from investment operations	(4.56)	8.98	0.92	(2.03)	3.76
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.61)	(0.45)	(0.77)	(2.25)	(1.93)
Distributions from net realized gain	(6.07)	(3.70)	(3.28)	(1.06)	—
Total dividends and distributions	(7.68)	(4.15)	(4.05)	(3.31)	(1.93)
Net asset value, end of period	$43.81	$56.05	$51.22	$54.35	$59.69
Total return[2]	(9.83%)	18.38%	2.00%	(3.64%)	6.70%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$906,235	$1,131,488	$1,142,249	$1,656,769	$2,131,554
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.17%	1.13%	1.15%	1.09%	1.08%
After fee waivers/expense offset arrangement[3]	1.15%#	1.13%	1.14%	1.09%	1.07%
Ratio of net investment income to average net assets	1.47%±	0.23%	1.16%±	0.76%	2.61%**
Portfolio turnover rate	72%	18%	17%	24%	31%

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.

@	Calculated based on the average number of shares outstanding during the period.
±
Investment income per share reflects special dividends received during the period which amounted to $0.46 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.57%.

‡
Investment income per share reflects a special dividend received during the period which amounted to $0.19 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.76%.

**
Investment income per share reflects special dividends received during the period which amounted to $0.41 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.92%.

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights (continued) Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Value Fund
	For the Period from March 1, 2018 (commencement of investment operations) through October 31, 2018
Z Class:
Net asset value, beginning of period	$53.23
Income/(loss) from investment operations:
Net investment income@	0.27	*
Net loss on investment transactions (both realized and unrealized)[1]	(6.20)
Total from investment operations	(5.93)
Less distributions to shareholders:
Distributions from net realized gain	(3.46)
Total distributions	(3.46)
Net asset value, end of period	$43.84
Total return[2]	(12.00%)
Ratios/Supplemental Data:	$3,160
Net assets, end of period (in thousands)
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.09%[3]
After fee waivers/expense offset arrangement[4]	1.05	%3,#
Ratio of net investment income to average net assets	0.78	%3,*
Portfolio turnover rate	72%[5]

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3	Annualized.
4
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.05%.

5	Not annualized.
@	Calculated based on the average number of shares outstanding during the period.
*
Investment income per share reflects a special dividend received during the period which amounted to $0.34 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been (0.22%).

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Years Ended October 31,
	2018	2017	2016	2015	2014

Investor Class:
Net asset value, beginning of period	$23.30	$20.77	$22.28	$28.18	$28.10
Income/(loss) from investment operations:
Net investment income/(loss)@	(0.12)	(0.18)	0.08 ‡	(0.10)	(0.11)
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(0.31)	4.63	1.17	(0.19)	1.96
Total from investment operations	(0.43)	4.45	1.25	(0.29)	1.85
Less dividends and distributions to shareholders:
Dividends from net investment income	—	(0.06)	—	—	—
Distributions from net realized gain	(2.83)	(1.86)	(2.76)	(5.61)	(1.77)
Total dividends and distributions	(2.83)	(1.92)	(2.76)	(5.61)	(1.77)
Net asset value, end of period	$20.04	$23.30	$20.77	$22.28	$28.18
Total return[2]	(2.23%)	22.22%	6.71%	(1.49%)	6.85%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,684	$4,955	$5,145	$9,379	$9,898
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.53%	1.45%	1.45%	1.39%	1.35%
After fee waivers/expense offset arrangement[3]	1.40%#	1.40%#	1.40%#	1.39%	1.35%
Ratio of net investment income/(loss) to average net assets	(0.57%)	(0.81%)	0.39%‡	(0.42%)	(0.41%)
Portfolio turnover rate	44%	32%	20%	29%	40%

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

@	Calculated based on the average number of shares outstanding during the period.
‡
Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income/(loss) to average net assets would have been (0.17%).

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights (continued) Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Years Ended October 31,
	2018	2017	2016	2015	2014
Institutional Class:
Net asset value, beginning of period	$23.55	$20.97	$22.42	$28.27	$28.16
Income/(loss) from investment operations:
Net investment income/(loss)@	(0.07)	(0.12)	0.13 †	(0.04)	(0.05)
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(0.31)	4.69	1.18	(0.20)	1.97
Total from investment operations	(0.38)	4.57	1.31	(0.24)	1.92
Less dividends and distributions to shareholders:
Dividends from net investment income	—	(0.13)	—	—	(0.04)
Distributions from net realized gain	(2.83)	(1.86)	(2.76)	(5.61)	(1.77)
Total dividends and distributions	(2.83)	(1.99)	(2.76)	(5.61)	(1.81)
Net asset value, end of period	$20.34	$23.55	$20.97	$22.42	$28.27
Total return[2]	(1.96%)	22.59%	6.95%	(1.27%)	7.09%
Ratios/Supplemental Data:	$236,136	$291,169	$292,166	$388,441	$510,053
Net assets, end of period (in thousands)
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement.	1.25%	1.20%	1.21%	1.14%	1.10%
After fee waivers/expense offset arrangement[3]	1.15%#	1.15%#	1.15%#	1.14%	1.10%
Ratio of net investment income/(loss) to average net assets	(0.32%)	(0.56%)	0.65%†	(0.16%)	(0.17%)
Portfolio turnover rate	44%	32%	20%	29%	40%

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.

@	Calculated based on the average number of shares outstanding during the period.
†
Investment income per share reflects special dividends received during the period which amounted to $0.11 per share.Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.09%.

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights (continued) Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	For the Period from March 1, 2018 (commencement of investment operations) through October 31, 2018
Z Class:
Net asset value, beginning of period	$20.56
Loss from investment operations:
Net investment loss@	(0.03)
Net loss on investment transactions (both realized and unrealized)[1]	(0.18)
Total from investment operations	(0.21)
Net asset value, end of period	$20.35
Total return[2]	(1.02%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$450
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.20%[3]
After fee waivers/expense offset arrangement[4]	1.05	%3,#
Ratio of net investment loss to average net assets	(0.21%)[3]
Portfolio turnover rate	44%[5]

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3	Annualized.
4
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.05%.

5	Not annualized.
@	Calculated based on the average number of shares outstanding during the period.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Years Ended October 31,
	2018	2017	2016	2015	2014
Investor Class:
Net asset value, beginning of period	$34.35	$29.51	$31.14	$31.84	$29.40
Income/(loss) from investment operations:
Net investment income/(loss)@	0.14	0.18 *	0.08 ‡	(0.04)	0.50 ±
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(3.78)	5.10	(0.18)	0.41	2.60
Total from investment operations	(3.64)	5.28	(0.10)	0.37	3.10
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.27)	(0.16)	(0.13)	(0.44)	(0.26)
Distributions from net realized gain	(1.78)	(0.28)	(1.40)	(0.63)	(0.40)
Total dividends and distributions	(2.05)	(0.44)	(1.53)	(1.07)	(0.66)
Net asset value, end of period	$28.66	$34.35	$29.51	$31.14	$31.84
Total return[2]	(11.50%)	18.13%	(0.21%)	1.12%	10.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$193,069	$255,383	$243,502	$438,506	$367,834
Ratio of expenses to average net assets Before fee waivers, expense reimbursements/expense offset arrangement	1.41%	1.36%	1.38%	1.35%	1.34%
After fee waivers, expense reimbursements/expense offset arrangement[3]	1.40%#	1.36%	1.38%	1.35%	1.33%
Ratio of net investment income/(loss) to average net assets	0.41%	0.56%*	0.28%‡	(0.11%)	1.63%±
Portfolio turnover rate	27%	7%	20%	17%	14%

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense reimbursements, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower in certain periods if the Adviser had not waived certain fees or reimbursed certain expenses. Conversely, total return would have been higher in certain periods if the Adviser had not recovered previously waived fees or reimbursed expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

@	Calculated based on the average number of shares outstanding during the period.
*
Investment income per share reflects a special dividend received during the period which amounted to $0.10 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.25%.

‡
Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income /(loss) to average net assets would have been (0.04%).

±
Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.43%.

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights (continued) Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Years Ended October 31,
	2018	2017	2016	2015	2014
Institutional Class:
Net asset value, beginning of period	$34.59	$29.73	$31.36	$32.05	$29.56
Income/(loss) from investment operations:
Net investment income@	0.23	0.26 *	0.16 ‡	0.04	0.56 ±
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(3.80)	5.13	(0.18)	0.41	2.63
Total from investment operations	(3.57)	5.39	(0.02)	0.45	3.19
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.36)	(0.25)	(0.21)	(0.51)	(0.30)
Distributions from net realized gain	(1.78)	(0.28)	(1.40)	(0.63)	(0.40)
Total dividends and distributions	(2.14)	(0.53)	(1.61)	(1.14)	(0.70)
Net asset value, end of period	$28.88	$34.59	$29.73	$31.36	$32.05
Total return[2]	(11.25%)	18.41%	0.05%	1.37%	11.11%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,245,973	$1,690,211	$1,596,887	$3,026,286	$2,866,849
Ratio of expenses to average net assets Before fee waivers/expense offset arrangement.	1.12%	1.11%	1.13%	1.10%	1.09%
After fee waivers/expense offset arrangement[3]	1.11%	1.11%	1.13%	1.10%	1.08%
Ratio of net investment income to average net assets	0.68%	0.81%*	0.56%‡	0.13%	1.82%±
Portfolio turnover rate	27%	7%	20%	17%	14%

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.

@	Calculated based on the average number of shares outstanding during the period.
*
Investment income per share reflects a special dividend received during the period which amounted to $0.10 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.50%.

‡
Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.24%.

±
Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.62%.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Financial Highlights (continued) Selected data (for a share outstanding throughout each period) and ratios are as follows:

Third Avenue Real Estate Value Fund
For the Period from March 1, 2018 (commencement of investment operations) through October 31, 2018

Z Class:
Net asset value, beginning of period	$33.13
Income/(loss) from investment operations:
Net investment income@	0.20
Net loss on investment transactions (both realized and unrealized)[1]	(4.43)
Total from investment operations	(4.23)
Net asset value, end of period	$28.90
Total return[2]	(12.77%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$69,096
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.03%[3]
After fee waivers/expense offset arrangement[4]	1.03%[3]
Ratio of net investment income to average net assets	0.94%[3]
Portfolio turnover rate	27%[5]

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3	Annualized.
4
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.05%.

5	Not annualized.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Notes to Financial Statements October 31, 2018

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of the following diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment mandate.

Third Avenue Value Fund acquired all the assets and liabilities of Third Avenue International Value Fund in a reorganization on March 16, 2018. Third Avenue International Value Fund was a separate investment series of the Trust prior to the reorganization. Please refer to Note 10 for a discussion of the reorganization.

Third Avenue Value Fund seeks to achieve its long-term capital appreciation objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization and across all industries. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Small-Cap Value Fund seeks to achieve its long-term capital appreciation objective mainly by acquiring equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) small companies at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, the Fund expects to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is between $50 million and the top range of capitalizations during the most recent quarter (as measured each quarter end) of companies in the Russell 2000 Index or the S&P Small Cap 600 Index at the time of investment (based on month-end data). The Fund may also acquire senior securities of small companies, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Third Avenue Real Estate Value Fund seeks to achieve its long-term capital appreciation objective primarily by investing in equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) real estate and real estate-related companies, or in companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate-related companies at the time of investment (“real estate companies”). The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of real estate and real estate-related companies. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate or real estate-related companies that the Adviser believes have above-average yield potential. The Fund invests in both domestic and foreign securities.

Because of the Funds’ disciplined and deliberate investing approach, there may be times when a Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

On March 1, 2018, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund began offering Z Class shares.

Accounting policies:
The policies described below are followed consistently by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S.  GAAP”). The Trust  is an investment company  and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Security valuation:
Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and ask price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”). Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At October 31, 2018, such securities had a total fair value of $1, or less than 0.01% of total net assets of Third Avenue Value Fund. Such securities for Third Avenue Real Estate Value Fund were valued at $0. There were no fair value securities for Third Avenue Small-Cap Value Fund. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Fair value measurements:
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•    Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•    Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

•    Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Equity Securities (Common Stocks, Preferred Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the closing bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds—Corporate bonds are generally comprised of  two  main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Options (Purchased and Written)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Funds’ investments as of October 31, 2018:

Summary by level of inputs

	Third Avenue Value Fund	Third Avenue Small Cap Value Fund	Third Avenue Real Estate Value Fund
Level 1: Quoted Prices
Investments in Securities:
Common Stocks & Warrants:
Banks & Asset Managers	$35,211,083	$—	$—
Metals & Mining	113,983,010	—	—
Non-U.S. Real Estate Operating Companies	—	—	84,657,677
Oil & Gas Production & Services	66,642,790	15,930,116	—
Transportation Infrastructure	28,122,944	—	—
Other**	238,223,984	222,849,189	749,208,570
Total for Level 1 Securities	482,183,811	238,779,305	833,866,247
Level 2: Other Significant Observable Inputs
Investments in Securities:
Common Stocks:
Automotive	59,972,115	—	—
Banks & Asset Managers	20,667,614	—	—
Building Products	49,345,685	—	—
Diversified Holding Companies	94,853,316	—	—
Engineering & Construction	38,889,503	—	—
Lodging & Hotels	—	—	26,318,831
Metals & Mining	9,556,735	—	—
Non-U.S. Homebuilder	—	—	51,374,507
Non-U.S. Real Estate Consulting/Management	—	—	13,728,645
Non-U.S. Real Estate Investment Trusts	—	—	115,004,191
Non-U.S. Real Estate Operating Companies	28,329,336	—	379,274,532
Oil & Gas Production & Services	73,830,371	—	—
Transportation Infrastructure	24,757,547	—	—
Term Loans	—	—	7,020,000

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Summary by level of inputs (continued)

Purchased Options	$—	$—	$69,382
Total for Level 2 Securities	400,202,222	—	592,790,088
Level 3: Significant Unobservable Inputs Investments in Securities:
Preferred Stocks:
Consumer Products	1	—	—
Term Loans	—	—	—	*
Total for Level 3 Securities	1	—	—
Total Value of Investments	$882,386,034	$238,779,305	$1,426,656,335

*	Investment fair valued at zero.
**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund
	Common Stocks	Preferred Stocks		Corporate Bonds & Notes	Total
Balance as of 10/31/17 (fair value)
Consumer Products	$1	$1		$7,013,744	$7,013,746
Sales
Consumer Products	(1)	—	*	(468,794)	(468,795)
Net change in unrealized gain/(loss)
Consumer Products	54,667,470	—		18,012,251	72,679,721
Net realized gain/(loss)
Consumer Products	(54,667,470)	—		(24,557,201)	(79,224,671)
Balance as of 10/31/18 (fair value)
Consumer Products	—	1		—	1
Total	$—	$1		$—	$1
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2018:	$—	$—		$—	$—

*	Includes shares reduced by corporate action.

Third Avenue Real Estate Value Fund
	Common Stocks	Term Loans	Total
Balance as of 10/31/17 (fair value)
Non-U.S. Real Estate Operating Companies	$—	$42,258	$42,258
U.S. Real Estate Operating Companies	57,490,575	—	57,490,575
Payment-in-kind
Non-U.S. Real Estate Operating Companies	—	442	442
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	(42,700)	(42,700)
Transfer out Level 3^
U.S. Real Estate Operating Companies	(57,490,575)	—	(57,490,575)

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Reconciliation of Level 3 investments (continued)

	Common Stocks	Term Loans		Total
Balance as of 10/31/18 (fair value)
Non-U.S. Real Estate Operating Companies	$—	$—	*	$—
U.S. Real Estate Operating Companies	—	—		—
Total	$—	$—		$—
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2018:	$—	$(42,700)		$(42,700)

^	Transfers out is recorded utilizing values as of the beginning of the period. The transfer is due to the registration of shares.
*	Investment fair valued at zero.

Quantitative Information about Level 3 Fair Value Measurements
(amounts in thousands)
Third Avenue Value Fund	Fair Value at 10/31/2018
Other (a)	$-	*

Third Avenue Real Estate Value Fund	Fair Value at 10/31/2018
Other (a)	$-	^

(a)	Includes securities less than 0.50% of net assets of the Fund.
*	Amount less than $1,000.
^	Investment fair valued at zero.

There are significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 investments. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Security transactions and investment income:
Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Funds become aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•    Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•    Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at market values using the foreign exchange rates at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the investments held.

Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S.  dollar equivalent  amounts actually  received or  paid. Net  unrealized  currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Payment-in-kind securities ("PIKs"):
The Funds may invest in PIKs. PIKs may make a payment at each payment date in either cash or additional securities. Those additional securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original securities. The daily market quotations of the original securities may include the accrued income (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to dividends and interest receivable on the Statement of Assets and Liabilities.

For the year ended October 31, 2018, the total in-kind payments with respect to PIK securities that were received by the Third Avenue Real Estate Value Fund amounted to $442, or less than 0.01% of total investment income. This amount is included in interest income on the Statement of Operations. Third Avenue Value Fund and Third Avenue Small-Cap Value Fund did not receive any in-kind payments with respect to PIK securities for the year ended October 31, 2018.

Term loans:
The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (LIBOR), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2018.

Forward foreign currency contracts:
The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on forward foreign currency contracts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of October 31, 2018, the Funds did not hold any forward foreign currency contracts.

Option contracts:
The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currencies to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on purchased options.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

During the year ended October 31, 2018, Third Avenue Value Fund and Third Avenue Real Estate Value Fund used purchased call options and written put options on equities to seek to gain long exposure to the underlying instruments and/or to enhance the yield of the Fund.

During the year ended October 31, 2018, Third Avenue Real Estate Value Fund used purchased options on foreign currency for hedging purposes.

Summary of derivatives information:
The following table presents the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Third Avenue Real Estate Value Fund
Derivative Contract	Statement of Assets and Liabilities Location	Options
Assets:
Foreign currency contracts	Purchased options at value	$69,382

The following tables present the effect of derivatives on the Statement of Operations during the year ended October 31, 2018, by primary risk exposure:

Third Avenue Value Fund
	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Purchase Options		Written Options		Total
Equity contracts	$(1,778,492)	(a)	$1,258,689	(b)	$(519,803)

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Third Avenue Real Estate Value Fund
Amount of Change in Unrealized Appreciation/(Depreciation)
on Derivatives Recognized in Income
Derivative Contract	Purchased Options
Foreign currency contracts	$170,632(c	)

	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Purchase Options		Written Options		Total
Equity contracts	$(293,116)(a	)	$574,271(b	)	$281,155
Foreign currency contracts	(427,500)(a	)	—		(427,500)
Total	$(720,616)		$574,271		$(146,345)

(a)	Included in “Net realized loss on purchased options”.
(b)	Included in “Net realized gain on written options”.
(c)	Included in “Net change in unrealized appreciation on purchased options”.

Derivatives volume:
The tables below disclose the volume of the Funds’ options activities during the year ended October 31, 2018 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

	Third Avenue Value Fund	Third Avenue Real Estate Value Fund
OTC Equity Options:
Average Number of Contracts - Purchased Options	1,763	3,040
Average Notional - Purchased Options	$7,288,354	$10,660,292
Average Number of Contracts - Written Options	1,763	3,040
Average Notional - Written Options	$7,288,354	$10,660,292
Foreign Currency Options:
Average Notional - Purchased Options	$—	$300,000,000
Ending Notional Balance - Purchased Options	$—	$300,000,000

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Floating rate obligations:
The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Dividends and distributions to shareholders:
The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively, is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the Fund’s shareholders.

Classification of dividends and distributions for the year ended October 31, 2017:
	Value Fund	Small-Cap Value Fund	Real Estate Value Fund
Net investment income:
Investor Class	$80,506	$14,608	$1,265,619
Institutional Class	9,820,946	1,692,492	12,800,132
Net realized gains:
Investor Class	992,772	418,302	2,200,063
Institutional Class	81,010,259	24,923,360	14,239,140
Total	$91,904,483	$27,048,762	$30,504,954

Income tax information:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and each Fund intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Funds’ U.S. federal income tax returns for all open tax years (generally the current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds are subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Expense allocation:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each series’ average net assets relative to the total average net assets of the Trust. Certain expenses are shared with the Third Avenue Variable Series Trust, an affiliated fund. Such costs are allocated using the ratio of the series’ average net assets relative to the total average net assets of each series of the Trust and Third Avenue Variable Series Trust.

Share class accounting:
Investment income, common expenses and realized/unrealized gains/(losses) are allocated to the three classes of shares of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the compliance personnel who report directly to the Chief Compliance Officer, to whom the Trust paid $310,509 for the year ended October 31, 2018. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust ("Independent Trustee") a fee of $5,000 for each meeting of the Board that each Independent Trustee attends, in addition to reimbursing all Independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Independent Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays each Independent Trustee an annual retainer of $55,000 (the Chairman receives an additional retainer of $20,000). The Trustees on the Audit Committee each receive $2,000 for each Audit Committee meeting, and the Audit Committee Chairman receives an annual retainer of $6,000. Prior to his resignation in March 2018, an Advisory Trustee received an annual retainer of $27,500 and a fee of $2,500 for each Board meeting he attended.

2.	INVESTMENTS

Purchases and sales/conversions:
The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (an affiliated person as defined in the Investment Company Act of 1940, includes, among other things, ownership of 5% or more of the outstanding voting securities of such person) for the year ended October 31, 2018 were as follows:

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

	Purchases	Sales
Third Avenue Value Fund
Affiliated	$63,557,180	$33,118,754
Unaffiliated	613,486,506	732,427,845
Third Avenue Small-Cap Value Fund
Unaffiliated	114,501,192	136,610,839
Third Avenue Real Estate Value Fund
Affiliated	11,640,494	—
Unaffiliated	443,490,632	501,991,333

3.	INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide the annual advisory fees based on the total average daily net assets for the Funds which are indicated as below. These fees are calculated daily and paid monthly.

Fund	Annual Management Fee
Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%

Additionally, the Adviser pays certain expenses on behalf of the Funds, which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds’ Chief Compliance Officer and compliance personnel who report directly to the Chief Compliance Officer and other miscellaneous expenses.

The following were amounts payable to the Adviser at October 31, 2018:

	Value Fund	Small-Cap Value Fund	Real Estate Value Fund
Advisory fees	$683,896	$129,878	$1,195,272
Reimbursement for officers’ fees	4,042	1,027	6,537
Total	$687,938	$130,905	$1,201,809

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Until March 1, 2019 (subject to renewal), whenever each Fund’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeds the expense limitation based on each Fund’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse each Fund in an amount equal to that excess. The expense limitations for each Fund are disclosed in its corresponding Financial Highlights. Below are the corresponding contingent liabilities to the Adviser in effect as of October 31, 2018:

	Fees Waived/Expense Reimbursed through
	Fiscal Periods ending
	October 31, 2016	October 31, 2017	October 31, 2018
	Subject to Repayment until October 31,
Fund	2019	2020	2021
Third Avenue
Value Fund	$—	$—	$208,952
Third Avenue
Small-Cap Value Fund	171,158	151,026	267,788
Third Avenue
Real Estate Value Fund	—	—	25,228

The waived fees and reimbursed expenses may be paid to the Adviser during the following thirty-six month period after applicable month in which a fee is waived or expense reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause a Fund to exceed the expense limitations.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. Prior to June 30, 2018, each Fund paid the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for such services. Effective July 1, 2018, each Fund pays an annual fee of $70,000 to the Adviser. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $167,350.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as shareholder servicing fees in the Statement of Operations. For the year ended October 31, 2018, such fees amounted to $1,065,832 for Third Avenue Value Fund, $274,889 for Third Avenue Small-Cap Value Fund and $1,975,055 for Third Avenue Real Estate Value Fund.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

The Funds have an expense offset arrangement in connection with their custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. The following amounts are the reduction of expenses due to this arrangement for the year ended October 31, 2018. These amounts are reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

Fund	Custody Credit
Third Avenue Value Fund	$18,901
Third Avenue Small-Cap Value Fund	3,043
Third Avenue Real Estate Value Fund	25,974

4.	RELATED PARTY TRANSACTIONS

Investment in affiliates:
A summary of the Funds’ transactions in securities of affiliated issuers for the year ended October 31, 2018 is set forth below:

Investment in affiliates (continued)
Third Avenue Value Fund
Name of Issuer:	Shares/ Principal Amount Held at Oct. 31, 2017	Gross Purchases and Additions		Gross Sales and Reductions		Shares/ Principal Amount Held at Oct. 31, 2018	Value at Oct. 31, 2018	Investment Income	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Home Products International, Inc.**	526,368	-		526,368		-	$-	$-	$(54,667,470)	$54,667,470
Home Products International, Inc., Preferred Stock, Series A, Convertible,
8.000% Cash or Payment in kind	14,316,215	-		1,477,070	[2]	12,839,145	1	1,477,070	-	-
Home Products International, Inc., 2nd Lien, 6.000%, due 12/20/22**	11,361,970	-		11,361,970		-	-	282,484	(24,557,201)	18,012,251
Interfor Corp.*	709,100	3,478,275	[1]	-		4,187,375	46,312,568	-	-	(16,494,714)
Tejon Ranch Co.**	1,359,121	-		1,359,121		-	-	-	13,615,787	(6,585,259)
Tidewater, Inc.*	584,173	913,006	[1]	-		1,497,179	40,199,256	-	-	943,914
Total Affiliates							$86,511,825	$1,759,554	$(65,608,884)	$50,543,662

1	Includes share increase due to corporate action.
2	Share decrease due to corporate action.
*	As of October 31, 2017, not an affiliate.
**	As of October 31, 2018, no longer an affiliate.

Investment in affiliates (continued)
Third Avenue Real Estate Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2017	Gross Purchases and Additions		Gross Sales and Reductions	Shares Held at Oct. 31, 2018	Value at Oct. 31, 2018	Investment Income	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Five Point Holdings, LLC, Class A*	1,712,857	5,572,366	[1]	-	7,285,223	$55,367,695	$-	$-	$(35,773,586)
Trinity Place Holdings, Inc.	4,556,286	-		-	4,556,286	24,330,562	-	-	(8,474,690)
Total Affiliates						$79,698,257	$-	$-	$(44,248,276)

1	Includes share increase due to corporate action.
*	As of October 31, 2017, not an affiliate.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

An employee of the Adviser served as a member of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2018, the Funds received the following board member fees from these companies that a board member employed by the Adviser agreed to have paid directly to the benefit of the Funds. These fees are included in “Other Income” on the accompanying Statement of Operations.

Fund	Fees
Third Avenue Value Fund	$24,563
Third Avenue Small-Cap Value Fund	2,959
Third Avenue Real Estate Value Fund	217,165

5.	DISTRIBUTION EXPENSES

The Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to Third Avenue Value Fund Investor Class, Third Avenue Small-Cap Value Fund Investor Class and Third Avenue Real Estate Value Fund Investor Class, each Fund’s Investor Class accrues a fee calculated at the annual rate of 0.25% of average daily net assets of the class. Such fees may be paid to institutions that provide distribution services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. Financial Industry Regulatory Authority rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

For the year ended October 31, 2018, fees paid pursuant to the Plan were as follows:

Fund	Fees
Third Avenue Value Fund	$33,962
Third Avenue Small-Cap Value Fund	10,786
Third Avenue Real Estate Value Fund	598,106

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

6.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value.

Transactions in capital stock of each class were as follows:

Third Avenue Value Fund

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	17,476	$902,903	24,105	$1,285,800
Shares issued upon reinvestment of dividends and distributions	30,154	1,563,378	20,789	1,055,644
Shares redeemed*	(116,501)	(5,935,016)	(100,220)	(5,374,364)
Shares issued in connection with fund reorganization (Note 10)	105,229	5,334,048	—	—
Net increase/(decrease)	36,358	$1,865,313	(55,326)	$(3,032,920)

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	274,287	$14,236,175	397,711	$21,304,257
Shares issued upon reinvestment of dividends and distributions	2,836,860	147,074,509	1,725,485	87,602,868
Shares redeemed*	(4,984,123)	(255,353,891)	(4,233,547)	(225,273,293)
Shares issued in connection with fund reorganization (Note 10)	2,370,251	120,140,674	—	—
Net increase/(decrease)	497,275	$26,097,467	(2,110,351)	$(116,366,168)

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

	For the Period from March 1, 2018 (commencement of investment operations) through October 31, 2018
	Z Class
	Shares	Amount
Shares sold	281,881	$14,328,723
Shares issued upon reinvestment of dividends and distributions	3	162
Shares redeemed*	(209,811)	(10,484,863)
Net increase	72,073	$3,844,022

Third Avenue Small-Cap Value Fund

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	29,476	$634,533	34,661	$760,125
Shares issued upon reinvestment of dividends and distributions	25,510	527,803	20,023	430,279
Shares redeemed*	(83,803)	(1,828,095)	(89,790)	(1,969,457)
Net decrease	(28,817)	$(665,759)	(35,106)	$(779,053)

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	237,582	$5,172,437	264,897	$5,876,158
Shares issued upon reinvestment of dividends and distributions	1,587,820	33,264,836	1,200,707	26,031,326
Shares redeemed*	(2,579,588)	(56,293,963)	(3,028,631)	(67,137,897)
Net decrease	(754,186)	$(17,856,690)	(1,563,027)	$(35,230,413)

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

	For the Period from March 1, 2018 (commencement of investment operations) through October 31, 2018
	Z Class
	Shares	Amount
Shares sold	22,135	$493,438
Net increase	22,135	$493,438

Third Avenue Real Estate Value Fund

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	1,606,389	$53,583,822	1,508,595	$48,704,952
Shares issued upon reinvestment of dividends and distributions	422,981	14,271,368	114,545	3,447,813
Shares redeemed*	(2,728,567)	(90,946,621)	(2,439,557)	(76,845,275)
Net decrease	(699,197)	$(23,091,431)	(816,417)	$(24,692,510)

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	7,514,679	$253,258,031	7,496,990	$244,162,110
Shares issued upon reinvestment of dividends and distributions	2,866,081	97,217,479	839,089	25,374,045
Shares redeemed*	(16,108,522)	(535,891,638)	(13,186,277)	(416,184,065)
Net decrease	(5,727,762)	$(185,416,128)	(4,850,198)	$(146,647,910)

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

	For the Period from March 1, 2018 (commencement of investment operations) through October 31, 2018
	Z Class
	Shares	Amount
Shares sold	2,572,162	$85,598,698
Shares redeemed*	(181,006)	(5,629,690)
Net increase	2,391,156	$79,969,008

*	Redemption fees are netted with redemption amounts.

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund each charge a redemption fee of 1% for shares redeemed or exchanged for shares of another series of the Trust within 60 days of the purchase date.

7.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

8.	RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities and emerging markets risk:
Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

High yield and distressed risk:
The Funds’ investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Funds to greater risks than if the Funds only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Funds may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:
The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, a Fund may not be able to readily sell debt securities at prices at or near their perceived value. If a Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities, unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Market risk:
Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Funds will similarly fluctuate and you could lose money.

Liquidity risk:
Liquidity risk exists when particular investments are difficult to sell. The Funds may not be able to sell these investments at the best prices or at the value the Funds place on them. In such a market, the value of such investments and a Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Counterparty risk:
The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

At October 31, 2018, the Funds had counterparty concentration of credit risk primarily with JPMorgan Chase Bank, N.A.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:
For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Third Avenue Real Estate Value Fund
At October 31, 2018, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$69,382	$—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	69,382	—
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	—	—
Total derivative assets and liabilities subject to a MNA	$69,382	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2018:

Counterparty	Amount of Assets Subject to a MNA by Counterparty	Derivatives Available for Offset(1)	Non-cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount of Derivative Assets(3)
JP Morgan Chase Bank N.A.	$69,382	$—	$—	$—	$69,382

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

Loans and other direct debt instruments:
The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

Cash concentration:
The Funds’ cash balances are held at a major regional U.S. bank, JPMorgan Chase Bank, N.A. The Funds’ cash balances, which typically exceed Federal Deposit Insurance Corporation insurance coverage, subject the Funds to a concentration of credit risk. The Funds regularly monitor the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Off-balance sheet risk:
The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Focused investing:
The Funds are diversified investment companies under the Investment Company Act of 1940, however, the Funds’ investments may be more focused than their peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region.

9.	FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Funds from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax laws and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded by the Funds on the ex-dividend date.   Capital accounts within the financial statements are adjusted for permanent book-tax differences.  These adjustments have no impact on the net assets of the Funds.  Capital accounts are not adjusted for temporary differences.  Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, real estate investment trusts (“REITs”), the difference in the treatment of amortization of discount on certain debt instruments, distribution reclassifications and other book to tax adjustments.  In addition, for the Third Avenue Value Fund, the permanent differences also include the March 16, 2018 reorganization between Third Avenue International Value Fund and Third Avenue Value Fund.  Third Avenue International Value Fund had a net long term capital loss carryforward, late year ordinary loss deferral and tax-basis adjustments.  Third Avenue Value Fund will succeed to this carryforward amount, late year ordinary loss deferral and tax-basis adjustments.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

For the year ended October 31, 2018, the adjustments were as follows:

	Increase/(Decrease) to Capital Stock	Increase/(Decrease) to Total Distributable Earnings
Third Avenue Value Fund	$22,883,163	$(22,883,163)

The tax character of dividends and distributions paid during the year ended October 31, 2018 was as follows:

	Ordinary Income	Net Capital Gains	Total
Third Avenue Value Fund	$33,385,626	$121,116,637	$154,502,263
Third Avenue Small-Cap Value Fund	—	34,756,553	34,756,553
Third Avenue Real Estate Value Fund	18,254,275	99,338,972	117,593,247

The tax character of dividends and distributions paid during the year ended October 31, 2017 was as follows:

	Ordinary Income	Net Capital Gains	Total
Third Avenue Value Fund	$18,872,167	$73,032,316	$91,904,483
Third Avenue Small-Cap Value Fund(a)	720,981	26,327,781	27,048,762
Third Avenue Real Estate Value Fund	4,960,396	25,544,558	30,504,954

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

At October 31, 2018, the accumulated undistributed earnings on a tax basis were:

	Undistributed Ordinary Income	Net Capital Gains
Third Avenue Value Fund	$3,598,440	$29,754,695
Third Avenue Small-Cap Value Fund(a)	806,532	22,736,963
Third Avenue Real Estate Value Fund	21,586,519	107,912,399

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

(a) Includes short-term capital gains, which are taxed as ordinary income.

For the year-ended October 31, 2018, Third Avenue Value Fund generated net capital gains which were partially offset by long-term capital loss carryforwards in the amount of $1,518,424. As of October 31, 2018, Third Avenue Value Fund has long-term capital loss carryforwards of $19,553,797. Although there is no expiration date on the use of this carryforward, Third Avenue Value Fund will be subject to certain limitations on its use.

The U.S. federal income tax basis of the Funds’ investments and the total unrealized appreciation/depreciation as of October 31, 2018 were as follows:

	Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
Third Avenue Value Fund	$852,239,418	$130,466,431	$(100,319,815)	$30,146,616	$(110,516)	$30,036,100
Third Avenue Small-Cap Value Fund	182,083,691	64,789,623	(8,094,009)	56,695,614	(39,091)	56,656,523
Third Avenue Real Estate Value Fund	1,154,720,813	393,307,699	(121,372,177)	271,935,522	(64,109)	271,871,413

The book and tax unrealized appreciation/depreciation calculation differs. The difference is primarily attributable to deferred losses on wash sales, mark-to-market treatment of investments in certain passive foreign investment companies, investments in REITs and partnerships, differences in the treatment of amortization of discount on certain debt instruments, and other timing differences. Other cost basis adjustments are primarily attributable to unrealized appreciation/(depreciation) on certain derivatives and items related to other miscellaneous investments.

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

10.	BUSINESS COMBINATIONS

On March 9, 2018, shareholders of Third Avenue International Value Fund (the "Target Fund") approved the Plan of Reorganization of the Target Fund into Third Avenue Value Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with similar investment objectives and strategies.

The reorganization was effective after the close of business on March 16, 2018 (the “Effective Time”). The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, Investor Class and Institutional Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the Effective Time. The investment portfolio of the Target Fund, with a fair value of approximately $119,272,103 and identified cost of approximately $109,459,033 as of the Effective Time, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried over to the Acquiring Fund. As of the Effective Time, the Target Fund had a net long term capital loss carryforward of $21,072,221. The Acquiring Fund will succeed to this carryforward amount. Although there is no expiration date on the use of the carryforward, the Acquiring Fund will be subject to certain annual limitations on its use.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

Third Avenue Trust
Notes to Financial Statements (continued) October 31, 2018

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund				$9,813,070
Investor Class	267,743	$5,334,048	$19.92
Institutional Class	6,064,342	120,140,674	19.81

Acquiring Fund				215,620,235
Investor Class	225,500	11,430,625	50.69
Institutional Class	21,214,441	1,075,294,105	50.69
Z Class	50	2,544	50.69

Post Reorganization				225,433,305
Investor Class	330,729	16,764,673	50.69
Institutional Class	23,584,692	1,195,434,779	50.69
Z Class	50	2,544	50.69

Expenses related to the reorganization were incurred by the Adviser, with the exception of transaction expenses which include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable, related to the purchase and sale of securities associated with the reorganization.

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2018 are as follows:

Net investment income (loss)	$17,506,459
Net realized/unrealized gains (losses)	(113,392,379)
Change in net assets resulting from operations	$(95,885,920)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statement of Operations since March 16, 2018.

Third Avenue Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Third Avenue Trust and Shareholders of
Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, issuers and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more investment companies in Third Avenue Funds since 1990.

Third Avenue Trust
Annual Renewal of Investment Advisory Agreements October 31, 2018 (Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 13 and 14, 2018, the Trustees, none of whom are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”), approved the renewal of each Fund’s Investment Advisory Agreement (collectively, the “Agreements”). Prior to voting on the Agreements, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. The committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its meeting held on June 13 and 14, 2018, the Board engaged in a detailed discussion of the materials with the Adviser and its affiliates. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision making process, the Trustees considered information derived from their service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and expressed their belief that a long- term relationship with a capable, conscientious adviser is in the best interest of the Funds. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A.	Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Morningstar, Inc. (“Morningstar”), and reviewed, among other things:

1.
the financial condition of the Adviser to determine that the Adviser is solvent and currently is sufficiently well-capitalized to perform its ongoing responsibilities to the Funds, recognizing the need for continued scrutiny, at least in the short-term, on the ongoing potential for a continued decrease in assets under management;

2.
the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of each Fund’s advisory fees and expense ratios and in analyzing the Fund’s performance;

3.
each Fund’s advisory fee and total expenses as compared to those of the comparison universe and competitive fund group, focusing, in part, on the total expense ratio of each Fund and the funds in its respective comparison universe and competitive fund group;

Third Avenue Trust
Annual Renewal of Investment Advisory Agreements (continued) October 31, 2018 (Unaudited)

4.	performance analyses of each Fund and funds in its comparison universe and competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised by the Adviser, as well as any similar separate advisory accounts;

6.
information presented in respect of economies of scale, noting that all of the Funds’ assets had declined significantly over the last five years; that the Adviser has agreed to waive its fees and/or reimburse expenses to maintain an expense limitation for each Fund; and the resources that the Adviser continues to dedicate to its business even while Fund assets generally have declined in recent years;

7.
the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

8.	fallout benefits, including (i) fees for providing administrative services and (ii) research services received by the Adviser in connection with executing Fund portfolio transactions.

B.	Description of Personnel and Services Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.
the nature, extent and quality of services rendered to the Funds, including by the Adviser’s investment, senior management and operational personnel, noting the recent portfolio management change for certain Funds and structural changes to the fund complex made during the period, and the oversight of day-to-day operations of the Funds provided by the Adviser;

2.
the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy (noting the appointment of a Head of Research during the year);

3.	the value added over time through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments; and

4.	the Adviser’s experience operating funds registered under the 1940 Act and its dedication to providing high quality services to the Funds in the long term.

Third Avenue Trust
Annual Renewal of Investment Advisory Agreements (continued) October 31, 2018 (Unaudited)

C.	Investment Performance of the Funds and Adviser

1.
The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group for various periods. The Trustees also reviewed information pertaining to the Funds’ risk adjusted performance and risk measures.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser currently are adequate and appropriate. The Trustees considered and evaluated each Fund’s performance over various time periods in light of market conditions, the Adviser’s investing style and circumstances particular to that Fund. While the Trustees expressed concern about the long-term performance for certain Funds, they considered the recent changes in personnel and approach instituted in those Funds. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive fund group and the performance analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that, among other things, the profitability percentage for each Fund was below the maximum profitability levels found in relevant court cases upholding board approval of particular advisory agreements. The Trustees also considered the advisory fees charged for similar funds advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Funds as compared to advisory services provided to other advised funds and any separate accounts. The Trustees recognized that differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether material economies of scale are present and, if present, are shared with the Funds and considered each Fund’s fee structure, and the resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds. The Trustees concluded that, because of declining overall assets in each Fund, material economies of scale were not present to be shared with the Funds.

The Trustees concluded, in light of considerations noted above, to approve the Agreements.

Third Avenue Trust
Management of the Trust (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes three portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).
Trustee, The AMG Funds (1999 to 2016) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to 2017) (9 portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund  Directors Forum (2010 to 2018); Director and Chairman, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Marrone & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (66 portfolios); and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.
Trustee, The AMG Funds (1999 to Present) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee, AMG Pantheon Fund (2014 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present); Executive Officer, Morningstar Inc.; President, Morningstar Associates LLC (1996 to 2010).	Trustee of Third Avenue Variable Series Trust (1/15 to Present).

Charles C. Walden DOB: July 1944	Trustee since 5/96; Lead Independent Trustee (2007 to 12/16); Chairman (12/16 to Present).	Trustee	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee or Director of Third Avenue Variable Series Trust (7/99 to Present).

*	Each Trustee serves until his or her successor is duly elected and qualified.

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Principal Trust Officers

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Treasurer, CFO and Public Accounting Officer
Treasurer of Third Avenue Trust (3 Funds), Third Avenue Variable Series Trust (9/17 to Present), and M.J. Whitman LLC and subsidiaries (9/17 to 3/18); Treasurer, Chief Financial Officer (CFO) and Principal Accounting Officer (7/17 to Present) of Third Avenue Management LLC. Formerly, Controller (5/06 to 9/17) (3 Funds) and Assistant Treasurer (6/16 to 9/17) (3 Funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management and M.J. Whitman LLC and subsidiaries.
N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary
General Counsel and Secretary (6/00 to Present) (3 funds) and President (12/15 to Present) (3 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (6/00 to Present) of Third Avenue Holdings Delaware, LLC; General Counsel and Secretary (5/00 to 3/18) of M.J. Whitman, Inc. and its successor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).
N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (3 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

Third Avenue Trust
Schedule of Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2018 and held for the six month period ended October 31, 2018.

Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The example also assumes all dividends and distributions have been reinvested.

Third Avenue Trust
Schedule of Shareholder Expenses (continued) (Unaudited)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period May 1, 2018 to October 31, 2018*	Annualized Expense Ratio
Third Avenue Value Fund
Investor Class
Actual	$1,000	$865.80	$6.58	1.40%
Hypothetical	$1,000	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000	$867.00	$5.41	1.15%
Hypothetical	$1,000	$1,019.41	$5.85	1.15%
Z Class
Actual	$1,000	$867.40	$4.94	1.05%
Hypothetical	$1,000	$1,019.91	$5.35	1.05%
Third Avenue Small-Cap Value Fund
Investor Class
Actual	$1,000	$934.30	$6.83	1.40%
Hypothetical	$1,000	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000	$935.60	$5.61	1.15%
Hypothetical	$1,000	$1,019.41	$5.85	1.15%
Z Class
Actual	$1,000	$936.10	$5.12	1.05%
Hypothetical	$1,000	$1,019.91	$5.35	1.05%
Third Avenue Real Estate Value Fund
Investor Class
Actual	$1,000	$856.30	$6.64	1.42%
Hypothetical	$1,000	$1,018.05	$7.22	1.42%
Institutional Class
Actual	$1,000	$857.70	$5.24	1.12%
Hypothetical	$1,000	$1,019.56	$5.70	1.12%
Z Class
Actual	$1,000	$858.30	$4.82	1.03%
Hypothetical	$1,000	$1,020.01	$5.24	1.03%

*
Expenses (net of fee waivers, expense reimbursements and expense offset arrangement) are equal to the Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

Third Avenue Trust
Federal Tax Status of Dividends and Distributions (Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2018. This information is presented to meet regulatory requirements and no current action on your part is required. The information reported below will differ from the actual amounts taxable to shareholders for the calendar year ending December 31, 2018.

Information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be issued by the Funds in the early part of 2019.

The Funds are required to make certain designations including to designate the portion of any distributions made to shareholders during their fiscal year beginning on November 1, 2017 and ending on October 31, 2018 that were from capital gains. Depending upon your instructions, distributions from the Funds were either paid to you in cash or reinvested into your account.

The following is the breakdown of the aggregate amount of dividends and distributions paid by each Fund during fiscal year ended October 31, 2018.

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund
Ordinary Income	$31,485,451	$-	$11,224,570
Short-Term Capital Gains (treated as ordinary income)	1,900,175	-	7,029,705
Long-Term Capital Gains	121,116,637	34,756,553	99,338,972
Total Dividends and Distributions	$154,502,263	$34,756,553	$117,593,247

With respect  to  ordinary  dividends  paid  by  the  Funds  during  their  fiscal  year  ended October 31, 2018, the Funds designate the maximum allowable amounts under section 854 of the Internal Revenue Code. Such designated amounts shall not be less than the following with respect to ordinary dividends:

	Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations
Third Avenue Value Fund	$16,365,948	31.16%
Third Avenue Small-Cap Value Fund	-	-
Third Avenue Real Estate Value Fund	17,653,943	9.87%

Third Avenue Trust
Federal Tax Status of Dividends and Distributions (continued) (Unaudited)

The following Fund intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code.

Gross foreign source income and foreign tax expense for the year ended October 31, 2018 are as follows:

	Gross Foreign Source Income	Foreign Tax Pass Through
Third Avenue Value Fund	$13,306,553	$600,389

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BOARD OF TRUSTEES
William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden — Chairman

OFFICERS
W. James Hall III — President, General Counsel, Secretary
Michael A. Buono — Chief Financial Officer, Treasurer
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN
JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Item 2.	Code of Ethics.

At October 31, 2018, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.
The Trust amended its Code of Ethics during the period covered by this report. These amendments consisted of the following: (1) requiring senior officers to disclose any conflicts of interest to the Trust's chief compliance officer (“CCO”) and obtain the approval of the CCO prior to taking action, rather than disclosing to and obtaining the approval of the Trust’s general counsel, (2) reporting any violations of the Code of Ethics to the Trust’s CCO, rather than the Trust’s general counsel, (3) charging the CCO, rather than the Trust’s general counsel, with the responsibility of applying, interpreting and taking action pursuant to the Code of Ethics, and (4) requiring that each Senior Officer, upon becoming a Senior Officer, must affirm in writing to the Trust’s Chief Compliance Officer (the “CCO”) that he has received, read, and understands the Code, and annually thereafter affirm to the CCO that he has complied with the requirements of the Code, rather than making such affirmations to the Registrant’s Trustees."
Item 3.	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. William Chapman and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Chapman as the Committee’s ACFE. Each of Messrs. Chapman and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)          Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $244,000, including out of pocket expenses of approximately $6,000, for the fiscal year ended October 31, 2018 and $257,000, including out of pocket expenses of approximately $5,000, for the fiscal year ended October 31, 2017.
(b)          Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a).  There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.
(c)          Tax Fees.  The aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $192,000 for the fiscal year ended October 31, 2018 and $173,000 for the fiscal year ended October 31, 2017. These services related to the preparation of tax returns and the review of tax-related issues.  There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.
(d)          All Other Fees.  There were no fees billed to the Trust in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).  There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.
(e)          Audit Committee Pre-Approval Policies and Procedures.
(i)  The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis.  Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.
(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)          Not Applicable.
(g)          The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $192,000 for the fiscal year ended October 31, 2018 and $173,000 for the fiscal year ended October 31, 2017.

(h)          The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.
Item 5.	Audit Committee of Listed Registrants.

Not applicable.
Item 6.	Schedule of Investments.

Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.
Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.
Item 11.	Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.
Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.
Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Third Avenue Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	December 21, 2018

By:	/s/ Michael A. Buono
Name:	Michael A. Buono
Title:	Principal Financial Officer
Date:	December 21, 2018